UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) April 4, 2000


                      SUPERIOR ENERGY SERVICES, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                 0-20310                75-2379388
(STATE OR OTHER JURISDICTION    (COMMISSION            (IRS EMPLOYER
    OF INCORPORATION)           FILE NUMBER)        IDENTIFICATION NO.)


            1105 Peters Road, Harvey, Louisiana         70058
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)



                              (504) 362-4321
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.   OTHER EVENTS.


     On March 30, 2000, Superior Energy Services, Inc. issued the press release attached hereto as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  Exhibits.

          99 Press release issued by Superior Energy Services, Inc. on March 30, 2000 announcing the filing of its Form 10-K for the fiscal year ended December 31, 1999.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SUPERIOR ENERGY SERVICES, INC.



                              By: /s/ Robert S. Taylor
                                 -----------------------------
                                          Robert S. Taylor
                                       Chief Financial Officer

Dated: April 4, 2000